OTHER FINANCIAL ITEMS (Summary of Other Financial Items) (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Other Financial Items [Abstract]
Net cash movement on non-designated derivatives and swap settlements	$ (3,558)	$ (5,756)
Net increase/(decrease) in fair value of non-designated derivatives	6,937	(25,864)
Allowance for expected credit losses	716	(68)
Other items	(338)	105
Total other financial items, net	$ 3,757	$ (31,583)